Net income per common share	12 Months Ended
Dec. 31, 2020
Earnings Per Share
Net Income (Loss) Per Common Share	Note 30 – Net income per common shareThe following table sets forth the computation of net income per common share (“EPS”), basic and diluted, for the years ended December 31, 2020, 2019 and 2018:
(In thousands, except per share information)	2020	2019	2018
Net income	$506,622	$671,135	$618,158
Preferred stock dividends	(1,758)	(3,723)	(3,723)
Net income applicable to common stock	$504,864	$667,412	$614,435
Average common shares outstanding	85,882,371	96,848,835	101,142,258
Average potential dilutive common shares	92,888	148,965	166,385
Average common shares outstanding - assuming dilution	85,975,259	96,997,800	101,308,643
Basic EPS	$5.88	$6.89	$6.07
Diluted EPS	$5.87	$6.88	$6.06

As disclosed in Note 19, on May 27, 2020, the Corporation completed its $500 million accelerated share repurchase transaction (“ASR”) in 2020. Under the ASR, the Corporation received from the dealer counterparty an initial delivery of 7,055,919 shares of common stock on February 3, 2020. As part of the final settlement of the ASR, the Corporation received an additional 4,763,216 shares of common stock after the early termination date of March 19, 2020. The early termination resulted from the exercise by the dealer counterparty of its contractual right to terminate the transaction due to the trading price of the Corporation’s common stock falling below a specified level due to the effects of the COVID-19 pandemic on the global markets. The Corporation accounted for the ASR as a treasury stock transaction.

Potential common shares consist of common stock issuable under the assumed exercise of stock options, restricted stock and performance shares awards using the treasury stock method. This method assumes that the potential common shares are issued and the proceeds from exercise, in addition to the amount of compensation cost attributed to future services, are used to purchase common stock at the exercise date. The difference between the number of potential shares issued and the shares purchased is added as incremental shares to the actual number of shares outstanding to compute diluted earnings per share. Warrants, stock options, restricted stock and performance shares awards, if any, that result in lower potential shares issued than shares purchased under the treasury stock method are not included in the computation of dilutive earnings per share since their inclusion would have an antidilutive effect in earnings per common share.